Exhibit 10.105


                                AMENDMENT NO. 1

                                      TO

                       INDENTURE OF FIRST NAVAL MORTGAGE

                  READING AND BATES BORNEO DRILLING CO. LTD.

                                      and

                    CHRISTIANIA BANK OG KREDITKASSE, agent

                                 as Mortgagee


                                CHARLEY GRAVES


                              Dated July 9, 1996

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             AMENDMENT NO. 1 TO INDENTURE OF FIRST NAVAL MORTGAGE


      THIS AMENDMENT NO. 1 TO INDENTURE OF FIRST NAVAL MORTGAGE ("Amendment No. 1") is made on July 9, 1996, between READING AND BATES BORNEO DRILLING CO., LTD., an Oklahoma corporation with its principal office at 901 Threadneedle, Suite 200, Houston, Texas 77079 (the "Owner"), and CHRISTIANIA BANK OG KREDITKASSE NEW YORK BRANCH having an office at 11 West 42nd Street, New York, New York 10036 as agent for the Banks (the "Mortgagee").

WHEREAS:

(A) The Shipowner is the sole owner of the whole of offshore drilling rig CHARLEY GRAVES Patente No. 6618-76-CH, registered in the name of the Shipowner under the laws and flag of the Republic of Panama (the "Rig");

(B) By a Credit Agreement dated as of April 30, 1996 (as amended, restated or supplemented from time to time, the "Credit Agreement") among Reading & Bates Corporation, a Delaware corporation ("Holdings"), Reading & Bates Drilling Co., an Oklahoma corporation (the "Borrower"), the banks party thereto (the "Banks"), Credit Lyonnais New York Branch, as co-agent (the "Co-Agent"), and Christiania Bank og Kreditkasse, New York Branch, as agent (the "Agent"), it was agreed, among other things, that the Banks would make available to the Borrower upon the terms and conditions therein described a reducing revolving credit facility (the "Facility") in an aggregate amount at any time outstanding of One Hundred Million United States Dollars (US$100,000,000), providing for the making of Loans and the issuance of, and participation in, Letters of Credit as contemplated therein.

(C) To secure the obligations of the Borrower with respect to the Facility and its obligations under the Credit Agreement, the Owner has authorized, executed and delivered a Subsidiary Guaranty (as amended, restated or supplemented from time to time, the "Subsidiary Guaranty") dated April 30, 1996 in favor of the Agent and the Banks and to secure the obligations of the Owner under the Subsidiary Guaranty, the Owner has executed and delivered to the Mortgagee an indenture of first naval mortgage dated April 30, 1996 with respect to the Rig (the "Mortgage"). The form of the Credit Agreement and the form of the Subsidiary Guaranty are attached to the Mortgage as Exhibits 1 and 2, respectively. The mortgage was protocolized by Public Deed No. 3124, dated May 6, 1996 of the First Notary Public of the Circuit of Panama, duly recorded in the Public Registry of Panama at the Microfilm Section (Mercantile) Microjacket N-12808, Roll 50020, Frame 0002 as of June 11, 1996.

(D) By an Amendment to the Credit Agreement dated as of July 9, 1996 (the "Amendment") (the form of which Amendment without attachments is attached hereto as Exhibit 1) among Holdings, the Borrower, the Banks, the Co-Agent and the Agent, it was agreed among other things that the Banks would increase the amount available to the Borrower under the Facility to an aggregate amount at any time outstanding of One Hundred Forty Million United States Dollars (US$140,000,000) subject to semi-annual reductions as set forth therein.

(E) In order to secure its obligations with respect to the Secured Indebtedness under the Subsidiary Guaranty and the performance and observance of and compliance with all of the covenants, terms and conditions contained in the Mortgage, as amended hereby, and to induce the Banks to enter into the Amendment and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Owner, the Owner has duly authorized the execution and delivery of this Amendment to the Indenture of First Naval Mortgage under and in accordance with the provisions of Chapter V, Title IV of Book Second of the Code of Commerce and pertinent provisions of the Civil Code and other legislations of the Republic of Panama.

      NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, receipt whereof is hereby acknowledged, the parties hereto agree as follows:

      1.    DEFINITIONS AND INTERPRETATION

      1.01 Terms defined in the Mortgage shall have the same meaning as used herein.

      1.02 The terms "Credit Agreement" and "Subsidiary Guaranty" as defined in Clause 2.01 of the Mortgage and as used in the Mortgage shall be deemed to refer to the Credit Agreement as amended by the Amendment and as further amended, restated or supplemented from time to time, and the Subsidiary Guaranty as amended, restated or supplemented from time to time.

      1.03 The term "Other Rigs" shall be amended to refer to the J.W. McLEAN as registered under the laws of the Republic of Panama of 15,453 gross registered tons and 4,636 net registered tons, and shall also include (i) the offshore drilling rig HARVEY H. WARD owned by HRB Rig Corporation documented under the laws and flag of the United States of America with Official Number 642693 of 4,121 gross tons and 3,079 net registered tons, (ii) the offshore drilling rig Rig 41 owned by the RB Drilling Co. documented under the laws of the Republic of Panama with Patente Number 22365-95 of 10,078 gross tons and 3,024 net registered tons and (iii) the offshore drilling rig SEILLEAN to be acquired by RB as contemplated by the Amendment.

      1.04 Each reference in the Mortgage to "this Mortgage", "hereunder", "hereof", "herein" or words of like import shall mean and refer to the Mortgage as amended hereby.

2.    Power of Attorney.
      2.01 The appearing parties each confer a special power of attorney on Benedetti & Benedetti, lawyers of Panama, Republic of Panama and any partners in the firm authorizing such firm or any such partner to take all necessary steps to record this Amendment No. 1 in the appropriate registries of the City of Panama and to appoint any substitute under this Power of Attorney.

3.    Continuing Effect.

      3.01 Except as expressly amended by this Amendment No. 1, the Mortgage shall be and remain in full force and effect.


IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed on the day and year first above written.


                        READING AND BATES BORNEO DRILLING CO. LTD.


                        By_____________________________
                          Name:
                          Title:


                        CHRISTIANIA BANK OG KREDITKASSE, NEW YORK BRANCH


                        By_____________________________
                          Name:
                          Title:



                        By_____________________________
                          Name:
                          Title:


                             NOTARIAL CERTIFICATE


I, the undersigned, NOTARY PUBLIC, duly authorized, admitted and sworn, residing and practicing in the State of New York, DO HEREBY CERTIFY that:

1. _______________ as Attorney-in-Fact of READING AND BATES BORNEO DRILLING CO. LTD., INC. did sign the attached Amendment No. 1 to the Indenture of First Naval Mortgage in my presence and the signature appearing at the foot of said Amendment No.1 to the Indenture of First Naval Mortgage is his/her authentic signature.

2. Sufficient proof has been presented to me that he/she has the right and power to execute said Amendment No. 1 to the Indenture of First Naval Mortgage on behalf of the above-mentioned corporation, as "Shipowner".

IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my seal of office this ____ day of July, 1996.




                                    __________________________________
                                                Notary Public



                             NOTARIAL CERTIFICATE


I, the undersigned, NOTARY PUBLIC, duly authorized, admitted and sworn, residing and practicing in the State of New York, DO HEREBY CERTIFY that:


1. ____________________ as Vice President of CHRISTIANIA BANK OG KREDITKASSE, NEW YORK BRANCH did sign the attached Amendment No. 1 to the Indenture of First Naval Mortgage in my presence and the signature appearing at the foot of said Amendment No. 1 to the Indenture of First Naval Mortgage is his/her authentic signature.

2. Sufficient proof has been presented to me that he/she has the right and power to execute said Amendment No. 1 to the Indenture of First Naval Mortgage on behalf of the above-mentioned corporation, as "Mortgagee".

IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my seal of office this ____ day of July, 1996.


                                    __________________________________
                                                Notary Public


                             NOTARIAL CERTIFICATE


I, the undersigned, NOTARY PUBLIC, duly authorized, admitted and sworn, residing and practicing in the State of New York, DO HEREBY CERTIFY that:


1. ____________________ as Vice President of CHRISTIANIA BANK OG KREDITKASSE, NEW YORK BRANCH did sign the attached Amendment No. 1 to the Indenture of First Naval Mortgage in my presence and the signature appearing at the foot of said Amendment No. 1 to the Indenture of First Naval Mortgage is his/her authentic signature.

2. Sufficient proof has been presented to me that he/she has the right and power to execute said Amendment No. 1 to the Indenture of First Naval Mortgage on behalf of the above-mentioned corporation, as "Mortgagee".

IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my seal of office this ____ day of July, 1996.



                                    __________________________________
                                                Notary Public